Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Toyota Motor Credit Corporation
6565 Headquarters Drive
Plano, TX 75024

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by Toyota Motor Credit Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., and Lloyds Securities, Inc. (collectively referred to herein as the “Specified Parties”), solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction Toyota Auto Receivables 2019-B Owner Trust (the “Transaction”).  Toyota Motor Credit Corporation (the “Company” or “Responsible Party”) is acting as the sponsor of the Transaction and is responsible for the information contained in the prospectus related to the Transaction (the “Prospectus”).

The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 retail installment auto receivables, which the Specified Parties represent was selected randomly from a pool of retail installment auto receivables, from which a selection of assets would be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

(iii)	The value of collateral securing such assets; and

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Prospectus or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

It should be understood that we make no representations as to:

(i)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(ii)	The reasonableness of any of the assumptions provided by the Specified Parties; and

(iii)
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this AUP Report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Automobile Pool” refers to a pool of retail installment auto receivables owned by the Company that were originated on or before November 30, 2018.

•	The phrase “Sample Cut-off Date” refers to March 31, 2019.

•
The phrase “Sample Loan Data Tape” refers to a detailed listing of loans provided to us, which management of the Company has represented as containing all loans in the Automobile Pool, and which includes certain attributes related to the Automobile Pool as of the Sample Cut-off Date.

•
The phrase “Sample Loans” refers to a sample of 150 receivables in the Automobile Pool, randomly selected by PwC from the Sample Loan Data Tape provided by the Company. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Loan Data Tape based on the sample size and results of the procedures performed.

•	The phrase “Original Term” refers to a calculated value using methodology provided by the Company.

•
The phrase “Term Methodology” refers to methodology provided by the Company for calculating an Original Term using the values from certain fields in the Primary Servicing System (defined below). The methodology is:

If “ORG-TERM” = 12, 24, 36, 48, 60, 72, or 84, or the sum of values for “NUM” = “ORG-TERM”;

Then Original Term = “ORG-TERM”;

Otherwise if the sum of values for “NUM” = 12, 24, 36, 48, 60, 72, or 84;

Then Original Term = the sum of values for “NUM”;

Otherwise Original Term = “ORG-TERM”.

•	The phrase “First Payment Date” refers to the date on which the first of the recurring, equal, scheduled installments is due.

•	The phrase “Vehicle Model Listing” refers to a file provided by the Company that contains a listing of vehicle models without regard to features or options (e.g., trim line packages, 4x4, etc.).

•
The phrase “Vehicle Model Identification Methodology” refers to methodology provided by the Company used to identify the vehicle model specified on the Sample Loan Data Tape and the Contract (defined below) and/or Other Documents (defined below). The methodology is to use the Vehicle Model Listing to identify the vehicle model indicated on the Sample Loan Data Tape and the Contract and/or Other Documents without regard to features or options (e.g., trim line packages, 4x4, etc.), and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

•	The phrase “Co-obligor Identification Methodology” refers to methodology provided by the Company to identify the co-obligor value indicated in the Contract and/or Other Documents. The methodology is:

If the Contract and/or Other Documents indicate a party acting as a co-buyer, co-obligor, guarantor, or similar role/function;

Then the co-obligor value indicated in the Contract and/or Other Documents is identified to be a value of “Y”;

Otherwise the co-obligor value indicated in the Contract and/or Other Documents is identified to be a value of “N”.

•	The phrase “Credit Servicing Data” refers to the following fields in the Sample Loan Data Tape:

o	“PCD_APPCREDITSCOREAP1”
o	“PCD_APPCREDITSCOREAP2”
o	“PCD_APPCREDITSCOREAP3”
o	“PCD_APPCREDITSCORECA1”
o	“PCD_APPCREDITSCORECA2”
o	“PCD_APPCREDITSCORECA3”

•	The phrase “Credit Score” refers to a calculated value using methodology provided by the Company.

•	The phrase “Credit Score Methodology” refers to methodology provided by the Company for calculating a Credit Score using the Credit Servicing Data. The methodology is:

If “PCD_APPCREDITSCOREAP1” or “PCD_APPCREDITSCORECA1” is provided and has a value greater than zero;

Then Credit Score = maximum of “PCD_APPCREDITSCOREAP1” and “PCD_APPCREDITSCORECA1”;

Otherwise Credit Score = maximum of “PCD_APPCREDITSCOREAP2”, “PCD_APPCREDITSCOREAP3”, “PCD_APPCREDITSCORECA2”, and “PCD_APPCREDITSCORECA3”.

•
The phrase “Title” refers to certificates of title, electronic records of title, lienholder registrations, applications for title, applications for lien, notices of recorded lien, notices of lien application, title lien statements, lien holder release forms, confirmations of security interest (lien) perfection, Maryland notices of security interest filing, equivalent documents, or other lien or title related information provided by the Company.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and/or documents related to the Sample Loans:

(A)	Physical or electronic versions of, or access to, various files or collections of documentation including the following as applicable (the “Loan File”):

(1)	Retail installment contract, and/or other addendums to the contract or the equivalent (the “Contract”), and
(2)
Various documents related to the Contract or Sample Loans, including but not limited to Contract correction notices, the Detailed Accounting Records (as defined below, other than the servicing and record keeping system from which the Sample Loan Data Tape is generated), and Titles (the “Other Documents”);

(B)	Electronic or original copies of, or access to, the following as applicable (the “Detailed Accounting Records”):

(1)	An electronic servicing and record keeping system maintained by the Company for their automobile loans, which stores various origination and performance information (the “Primary Servicing System”),
(2)
Electronic servicing and record keeping systems maintained by the Company for their automobile loans, which stores various customer correspondence and/or origination and performance information (the “Other Servicing Systems”), or

(3)	Screen shots, data files, or print outs from the Company’s Primary Servicing System, Other Servicing Systems, or other underlying systems;

(C)	The Vehicle Model Listing; and

(D)	The Sample Loan Data Tape.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans. For purposes of the procedures below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regards to information contained in the document relevant to performance of the agreed-upon procedures, we contacted the Company’s operations manager or a designee, as identified by the Company, for clarification prior to reporting any exceptions.

(A)	Compared the following information on the Sample Loan Data Tape to the corresponding information in the Contract and/or Other Documents in the Loan File:

(1)	Account Number (PCD_ACCT_NBR)
(2)	Contract Date (PCD_CONTRACTDATE) with a tolerable difference of 15 days
(3)	Original Principal Balance (PCD_ORIGCOMMITMENTAMOUNT) with a tolerable difference of $5
(4)	Interest Rate at Origination (PCD_APR)
(5)	Interest Rate as of the Sample Cut-Off Date (PCD_APR)
(6)	Interest Rate for Next Payment (PCD_APR)
(7)	Monthly Payment Amount (PCD_PAYMENT) with a tolerable difference of $5
(8)	Maturity Date at Origination (PCD_ORIGMATURITYDATE) with a tolerable difference of 15 days
(9)	Vehicle Identification Number (PCD_VIN)
(10)	State of Origination (PCD_LOANORIGINATIONSTATE) - As stated in the address of the seller of the vehicle
(11)	New/Used (PCD_NEWUSEDCODE) - As instructed by the Company, vehicles are considered to be “New” if the Contract states “Demo”
(12)	Vehicle Make (PCD_VEHICLEMAKE) - As instructed by the Company, vehicles are considered to be “Toyota” if the Contract states “Scion”
(13)	Vehicle Model Year (PCD_MODELYEAR)

In each instance the Contract was the primary source of information. In some instances Other Documents may have been used as a secondary source of information. In the event that the information in the Sample Loan Data Tape did not agree with the information on the Contract, we compared and agreed the information in the Sample Loan Data Tape to the corresponding information in the Other Documents. Also, the Contract specifies one interest rate, which was used for all comparisons to interest rate related fields on the Sample Loan Data Tape.

(B)	Compared and agreed without exception the Original First Payment Date (FIRSTPAYMENTDUEDATE) on the Sample Loan Data Tape to the First Payment Date on the Contract and/or Other Documents.

(C)
Using the Vehicle Model Identification Methodology provided by the Company, we compared and agreed the Vehicle Model (PCD_VEHICLEMODEL) on the Sample Loan Data Tape to the corresponding information on the Contract and/or Other Documents.

(D)
Using the Co-obligor Identification Methodology provided by the Company, we compared and agreed the Co-obligor Flag (COAPPLICANTFLAG) on the Sample Loan Data Tape to the corresponding information in the Contract and/or Other Documents.

(E)
Using the Term Methodology provided by the Company, we recalculated and agreed each Original Term without exception to the values disclosed in the “PCD_ORIGCONTRACTTERM” field on the Sample Loan Data Tape.

(F)	Using the Credit Score Methodology provided by the Company, we recalculated and agreed each Credit Score without exception to the values disclosed in the “TFS_FICO” field on the Sample Loan Data Tape.

(G)
Using the information in the Other Documents and/or Detailed Accounting Records we compared and agreed the lien holder or assignee of a security interest stated on the Title to the one of the following lien holders: the Company, Lexus Financial Services, or Toyota Financial Services.

(H)
Compared and agreed the delinquency status of each Sample Loan as of the Sample Cut-off Date, as present in the Detailed Accounting Records, to a value less than 30 days delinquent using the following methodology provided by the Company:

(1)	We compared and agreed the values contained in the “PD-30”, “PD-60”, and “PD-90” fields of the Primary Servicing System to a zero value;

(2)
If the “PD-30”, “PD-60”, and “PD-90” fields of the Primary Servicing System contained a non-zero value, and the “LAST-TRN” field of the Primary Servicing System contained a date on or before to the Sample Cut-off Date, we:

a.	Compared and agreed the value contained in the “PST-DUE” field of the Primary Servicing System to a zero value; or

b.
If the “PST-DUE” field of the Primary Servicing System contained a non-zero value, we compared and agreed (i) the difference between the Sample Cut-off Date and the date contained in the “PST-DUE” field of the Primary Servicing System to (ii) a value less than 30 days;

(3)
If the “PD-30”, “PD-60”, “PD-90”, and “PST-DUE”  fields of the Primary Servicing System contained a non-zero value, and the “LAST-TRN” field of the Primary Servicing System contained a date subsequent to the Sample Cut-off Date, we:

a.	First, compared and agreed the value contained in the “NXT-DUE” field of the Primary Servicing System to a date subsequent to the Sample Cut-off Date; and

b.	Second, we:

i.	Compared and agreed the dollar value contained in the “LAST-TRN” field of the Primary Servicing System to the value contained in the “PAYMENT” field of the Primary Servicing System; and/or

ii.
Compared and agreed the aggregate dollar amount of payments recorded in the Primary Servicing System as of the Sample Cut-off Date to an amount greater than or equal to the aggregate amount that would be required for the Sample Loan to be less than 30 days delinquent as of the Sample Cut-off Date.

(I)
Compared and agreed the repossession and bankruptcy status flags (“in repossession/bankruptcy” or “not in repossession/bankruptcy”) of each Sample Loan as of the Sample Cut-off Date, as present in the Detailed Accounting Records, to a status of “not in repossession/bankruptcy” using the following methodology provided by the Company:

(1)
We compared and agreed the values contained in the “DESC” field of the Primary Servicing System to values other than: “036 B”, “036 R”, “036 P”, “204 A”, “204 B”, “204 C”, or “204 D” (the “Repossession/Bankruptcy Codes”); or

(2)	If the “DESC” field of the Primary Servicing System contained one or more of the Repossession/Bankruptcy Codes, we compared and agreed the values contained in the

“DESC” field of the Primary Servicing System that occurred after the most recent occurrence of one of the Repossession/Bankruptcy Codes, but on or prior to the Sample Cut-off Date, to one or more of the values: “036 X”, “204 E”, “204 F”, “204 G”, “204 H”, “204 I”, “204 J”, “204 K”, “204 L”, “204 M”, “204 N”, “204 P”, “204 Q”, “204 R”, “204 S”, or “204 V” (the “Rehabilitation Codes”).

The results of the foregoing indicated that a comparison of items as enumerated above to the information contained in the Loan File were in agreement, without exception.

The procedures above did not include the reading of the Contract, Other Documents, or Detailed Accounting Records in their entirety. Such procedures were limited to a comparison of items as enumerated above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the information provided including financial data or assertions, subject to the Procedures as described above.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.
If a party has obtained, or has access to, this AUP Report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this AUP Report, and any use of this AUP Report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party (other than any nationally recognized statistical rating organization, to the extent required by law) may not disclose or distribute this AUP Report or any of its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this AUP Report, and we disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this AUP Report because of events occurring, or data or information coming to our attention, subsequent to the date of this AUP Report.

/s/ PricewaterhouseCoopers LLP

April 19, 2019